                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                DEOTEXIS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                    DEOTEXIS, INC.

                         LETTER TO STOCKHOLDERS: 10 JUNE 1998

Dear Deotexis Stockholder,

Enclosed with this letter are the following materials respecting the Deotexis, Inc. 1998 Annual Stockholders Meeting:

     1.   Notice of Annual Meeting of Deotexis Stockholders
     2.   Proxy Statement
     3.   10-K Report for the financial year ended 31 December 1997
     4.   Proxy Ballot

Item (1) provides the date, time, place and agenda for the Annual Meeting.  Item
(2) provides information about the Company and its management and business operations in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders. Item (3) is the Company's annual 10-K filing with the U.S. Securities and Exchange Commission ("SEC"). Item 4 is a proxy ballot, which gives you the opportunity to delegate, to two of the Company's Directors, the vote you are entitled to cast in connection with Company stock beneficially owned by you, in respect of (i) electing the Directors of the Company, (ii) ratifying and approving the 1998 Director Stock Option Plan, and (iii) selecting the Company's Auditors. IF YOU DO NOT INTEND TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE THE PROXY BALLOT FORM, SIGN IT AND RETURN IT IN THE ENCLOSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN NEW YORK. Unless otherwise indicated, signing and returning the proxy will result in the vote associated with your shares of Company stock being cast IN FAVOR OF proposals (i), (ii) and (iii).

I would also like to take this opportunity to provide you with a brief overview of your Company's progress in the year to date. We have not issued any press releases during this period because we are in discussions with potential licensees and cannot yet say what the outcome of these discussions will be. We have also taken steps, through commissioning formal opinions from leading patent and intellectual property lawyers in Germany, to demonstrate to potential licensees the value of, and the Company's legal title to, the Deotexis patents. The Patent Department of one such potential licensee has independently examined this issue and, we are informed, has confirmed to its management that in their view your Company's patents are secure. In our opinion, the outcome of this evaluation represents an important success for the future development of the Company's business. As you know, we are in ongoing discussions with the SEC with respect to registration of any unregistered Deotexis shares held by yourselves (a so-called S-1 Registration Statement). The discussions with the SEC have so far proceeded smoothly and the Company is in the process of preparing an amendment to the S-1 Registration Statement that we hope will be responsive to the SEC's disclosure concerns. The Company anticipates that the amendment to the S-1 Registration Statement will be filed by the Company with the SEC in the near future. Finally, we have had contact with a number of financial advisory firms in the United States and Europe who could support Deotexis with specialized financial services, including raising capital, market research, and the development or acquisition of manufacturing capacity.

We look forward to continued success in growing the Company's operations and opportunities. Please consult your financial advisor if you have any questions.

Yours sincerely,


Gerold Tebbe
President and Chief Executive Officer


       [EINE DEUTSCHE UBERSETZUNG DIESES TEXT BEFINDET SICH AUF DIE RUCKSEITE]

                                    DEOTEXIS, INC.

                       BRIEF AN DIE AKTIONARE VOM 10. JUNI 1998

Liebe Aktionare von Deotexis,

diesem Brief liegen folgende Dokumente bezuglich der Hauptversammlung ("HV") der Deotexis Aktionare 1998 bei:

     1.   Ankundigung der HV der Aktionare von Deotexis
     2.   Erklarung and Information im Hinblick auf eine Vertretungsvollmacht
     3.   10-K Bericht uber das am 31.12.1997 abgeschlossene Geschaftsjahr
     4.   Formular fur eine Stimmrechtsvertretungs-Vollmacht

Beilage (1) gibt das Datum, den Zeitpunkt, den Ort sowie die Agenda fur die HV bekannt. Beilage (2) liefert Informationen uber das Unternehmen und seine Geschaftsleitung und Geschaftsaktivitaen im Zusammenhang mit dem Ersuchen um Vertetungsvollmachten zugunsten des Aufsichtsrates des Unternehmens zur Benutzung anlasslich der HV. Beilage (3) ist der jahrliche 10-K Bericht des Unternehmens bei der U.S. Securities and Exchange Commission ("SEC"). Beilage
(4) ist ein Formular fur eine Stimmrechtsvertretungs-Vollmacht, welches Ihnen die M glichkeit bietet, Ihr Stimmrecht im Zusammenhang mit Aktien des Unternehmens, die niessbraucherisch in Ihrem Besitz sind, an zwei Aufsichtsratsmitgliedern der Firma zu ubertragen, dies in bezug auf (i) die Wahl von Aufsichtsratsmitgliedern des Unternehmens, (ii) die Ratifizierung und Genehmigung des Aktienoptionsplanes der Aufsichtsrate sowie, (iii) die Wahl der Wirtschaftsprufern fur das Unternehmen. FALLS SIE NICHT IM SINNE HABEN SOLLTEN, PERSONLICH AN DER VERSAMMLUNG TEILZUNEHMEN, BITTEN WIR SIE, DAS BEILIEGENDE FORMULAR FUR EINE STIMMRECHTSVERTETUNGS-VOLLMACHT AUSZUFULLEN, ES ZU UNTERZEICHNEN UND ES IM BEILIEGENDEN BRIEFUMSCHLAG AN DIE CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN NEW YORK ZURUCK ZU SENDEN. Falls nicht anders von Ihnen vermerkt, wird das Ausfullen, Unterzeichnen und Zurucksenden des Vollmachtsformulars dazu fuhren, dass die in Ihrem Namen abgegebene Stimme bezuglich Ihrer Aktien des Unternehmens ZUGUNSTEN der Vorschlage (i), (ii) und
(iii) abgegeben wird.

Wir mochten diese Gelegenheit ebenfalls dazu benutzen, um Ihnen eine kurze Ubersicht uber den Fortschritt unseres Unternehmens im laufenden Gerschafsjahr
(1998) zu geben. Wir haben seit Anfang des Jahres keine Pressemitteilungen herausgegeben, weil wir mit potentiellen Lizenznehmern noch im Gesprach sind und daher noch nicht in der Lage sind, etwas uber den Ausgang dieser Gesprache auszusagen. Indem wir formelle Stellunghahmen von fuhrenden Patentanwalten und auf geistiges Eigentum spezialisierte Anwalte in Deutschland eingehold haben, wurden Schritte unternommen, um potentiellen Lizenznehmern den Wert, und den Besitztitel des Unternehmens, den Deotexis-Patenten darzulegen. Die Patentabteilung eines solchen potentiellen Lizenznehmers hat diese Angelegenheit unabhangig davon untersucht und hat gemass unseren Informationen der Deotexis
bestatigt, dass nach ihrer Ansicht die Patente bestens abgesichert sind.    Wir
werten dies als eine besonderen Erfolg fur die zukunftige Entwicklung der Deotexis Geschafte. Wic Sie wissen, befinden wir uns in laufenden Gesprachen mit der SEC in bezug auf die Registrierung allfalliger (noch) nicht registrierter Aktien von Deotexis, die in Ihrem Besitze sind (ein sogenannte S-1 Registrationsantrag). Die Gesprache mit der SEC sind bis jetzt reibungslos verlaufen. Die einzige noch offene Frage ist die Branchenzuordnung (Pharmabereich oder Kapitalgesellschaft). Wir hoffen dass diese noch offene Frage in Kurze abgeklart ist. Schliesslich haben wir mehrere Zusagen von bedeutenden Partnern in U.S.A. und Europa bekommen welche, die Deotexis bei speziellen Finanzdienstleistungen unterstutzen, im besonderen bei der Analyse und Finanzierung eines Firmenkauf, sobald dies ein Vorteil fur Ihr Unternehmen sein wurde.

Wir freuen uns, dass durch diese verstarkten Aktivitaten dem Unternehmen neue Moglichkeiten und Erfolge gegeben werden konnten. Bei Fragen wenden Sie sich bitte an Ihrer Vermittler.

Mit vorzuglicher Hochachtung,


Gerold Tebbe
Prasident und Delegierter des Ausichtsrates

                        [ENGLISH TRANSLATION ON REVERSE SIDE]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  July 17, 1998


To the Stockholders of
   DEOTEXIS, INC.:


         The annual meeting of the stockholders of Deotexis, Inc. (the "Company") will be held at the offices of the Company's counsel, Loeb & Loeb LLP, 345 Park Avenue, 18th Floor, New York, New York 10154, on Friday, July 17, 1998 at 2:00 P.M., for the purpose of considering and acting upon the following matters:

         (1)      Election of directors.

         (2) Ratification of the selection of M.R. Weiser & Co. LLP ("M.R. Weiser") as auditors of the Company for the fiscal year ending December 31, 1998.

         (3) Ratification and approval of the 1998 Director Stock Option Plan to compensate the non-employee directors of the Company.

         (4) Such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on May 29, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are urged promptly to complete, date and sign the enclosed proxy and to mail it to the Company in the enclosed envelope, which requires no postage if mailed in the United States. Return of your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

Dated:   New York, New York
         June 12, 1998


                                            By Order of the Board of Directors,


                                                         GEROLD TEBBE, Secretary

                                 DEOTEXIS, INC.
                          885 Third Avenue, Suite 2900
                            New York, New York 10022

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------



         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the annual meeting of stockholders on July 17, 1998 and at any adjournment thereof. June 12, 1998 is the approximate date on which this Proxy Statement and the accompanying form of proxy are first being mailed to stockholders.

         As of May 29, 1998, the record date for the meeting, the Company had outstanding 4,546,875 shares of Common Stock entitled to vote at the meeting (the "Common Stock"). Each share of Common Stock entitles its holder to one vote. The Company's Articles of Incorporation authorize the issuance of up to 15,000,000 shares of "blank check" preferred stock, no shares of which have been issued or are outstanding as of May 29, 1998. The proxy solicited by this Proxy Statement is revocable at any time before it is voted.

         The presence at the meeting in person or by proxy of the holders of fifty percent (50%) of the outstanding shares of the Company's Common Stock entitled to vote at the meeting constitutes a quorum. The election of directors is decided by a majority of the votes cast, as are all other proposals to be considered at the meeting.

         The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face and, where a choice is specified by means of the ballot on the form of proxy, will vote in accordance with each specification so made.

                              ELECTION OF DIRECTORS

Nominees of the Board of Directors

         The current Board of Directors is comprised of seven members, all of whom have been nominated by the Board of Directors for reelection at the annual meeting. The proxy will be voted as specified thereon and, in the absence of contrary instruction, will be voted for the reelection of Robert F. Wright, Gerold Tebbe, David F. Bolger, Aubrey L. Cole, Tony Kirk, Michael J. Rosenberg and Ira T. Wender as directors, to serve until the next annual meeting of stockholders in 1999 and until such time as their respective successors are duly elected and qualified. If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named above will be unable to serve. Information with respect to each such nominee is set forth below:


                                Director Nominees
                           (All Terms Expire in 1999)


                                                                             Age,            Director
Name and Occupational Description                                        June 9, 1998          Since
---------------------------------                                        ------------      ------------
Robert F. Wright.                                                            72            January 1998
Mr. Wright has been Chairman of the
Company since January 1998.  Mr. Wright
is currently a director or Chairman of
several national and international
financial and industrial companies,
including Hanover Direct, Inc., The
Navigators Group, Inc., Norweb North
America Corporation, Reliance Standard
Life Insurance Co., Rose Technology Group
Limited, U.S. Timberlands Company, L.P.,
Universal American Financial Corp.,
and GVA Williams Real Estate Co., Inc.
Mr. Wright is also a member of several
charitable Boards, including New York
University, Town Hall Foundation,
Greenwich House Settlement, and the
Council of Governing Boards (of which he
is Chairman). Since 1988, Mr. Wright has
managed his own investment and consulting
firm, Robert F. Wright Associates, Inc.
From 1948 to 1988, Mr. Wright was
employed by Arthur Andersen LLP, with the
position of Partner when he retired.  He
was educated at Michigan State University
and New York University.



                                                                             Age,                    Director
Name and Occupational Description                                        June 9, 1998                  Since
---------------------------------                                        ------------              ------------
Gerold Tebbe.                                                                 49                   October 1997
Mr. Tebbe has been a director, President,
Treasurer and Secretary of the Company
since October 1997, and has been Chief
Executive Officer of the Company since
January 1998.  Mr. Tebbe was born in
Langenenslingen, Germany, and has been
self-employed as an inventor for the past
ten years, specializing in inventing,
patenting and developing products
combining his controlled-release
technology with textiles and other
applications. From 1970 to the late-
1980s, Mr. Tebbe was President of Textil
Atelier K. Tebbe in Germany, a textile
concern owned by his family specializing
in textile design for woven and knitted
materials, and the servicing of certain
textile production equipment. Mr. Tebbe
studied tailoring and passed the
examinations of the Chamber of Industry
and Commerce (IHK) in Reutlingen,
Germany; subsequently, he qualified as a
master craftsman in textile design while
employed in Albstadt-Tailfingen, Germany.



                                                                             Age,              Director
Name and Occupational Description                                        June 9, 1998            Since
---------------------------------                                        ------------         ------------
David F. Bolger                                                               65              January 1998
Mr. Bolger has been a director of the
Company since January 1998.  Mr. Bolger
is the President of Bolger & Co., Inc.
Mr. Bolger received his B.B.A. degree
from the University of Pittsburgh in
1954.  After serving as a Contracting
Officer in the U.S. Air Force, Mr. Bolger
relocated to New York, where he was
employed as Executive Assistant to Thomas
Mellon Evans (H.K. Porter Co., Crane Co.
and Evans & Company) from 1956 to 1961.
From 1961 to 1963, Mr. Bolger served as
Vice President and Director of Broadstone
Realty Corporation (a wholly-owned
subsidiary of Stone & Webster Securities,
Inc.) in New York City.  From 1963 to
1966, he was employed by New York
Securities Co. and its affiliate, New
York Securities Co., Inc., serving as
director, officer and partner.  In 1966,
Mr. Bolger founded Bolger & Co., Inc.,
which for the past 32 years has been
active in the financing of fixed assets
for major corporations and in various
corporate activities, including leveraged
buy-outs, Employee Stock Option Plans,
and investing in under-valued industrial
corporations, financial institutions and
retail enterprises.  He is a director of
Universal Holdings Corp. (its affiliates
include American Progressive Life and
Health Insurance Company of New York and
American Pioneer Life Insurance Company
of Florida), and Chairman and Chief
Executive Officer of FMB Holding Co.,
Inc. (Farmers & Merchant State Bank,
Boise, Idaho).  In addition to his
business activities, Mr. Bolger is active
in numerous charitable, philanthropic and
professional organizations.



                                                                             Age,             Director
Name and Occupational Description                                        June 9, 1998           Since
---------------------------------                                        ------------         ------------
Aubrey L. Cole                                                                74              January 1998
Mr. Cole has been a director of the
Company since January 1998.  Since 1989,
Mr. Cole has been a consultant for Aubrey
Cole Associates, a management consulting
services and investment concern.  From
1986 to 1989, Mr. Cole was the Vice
Chairman of the Board of Directors of
Champion International Corporation (a
publicly-traded forest products company),
and from 1983 to 1993, Mr. Cole was
Chairman of Champion Realty Corporation
(the land sales subsidiary of Champion
International).  Mr. Cole holds a B.B.A.
from the University of Texas and serves
on the Advisory Board of the University
of Texas Business School.



                                                                             Age,               Director
Name and Occupational Description                                        June 9, 1998            Since
---------------------------------                                        ------------         ------------
Tony Kirk.                                                                    54              January 1998
Mr. Kirk has been a director of the
Company since January 1998. Since August
1990, Mr. Kirk has been a partner in Kirk
& Maeder, a management consulting firm in
Switzerland, providing advice on
management buy-outs, turn-arounds,
acquisitions, divestitures, public
offerings of stock and other forms of
venture capital, primarily to family-
owned industrial and financial
corporations. From 1987 to August 1990,
Mr. Kirk was managing director of Societe
Financiere de Geneve, Geneva, Switzerland
("Sofigen"), a listed finance company
investing in privately-owned, medium-
sized businesses in Europe and the United
States. From 1982 to 1987, Mr. Kirk
served in several positions for Thyssen
Bornemisza N.V., a diversified family-
owned industrial group of companies based
in Monaco and Amsterdam, including, from
1983, head of Corporate Development, and
from 1985, Senior Vice President and head
of Mergers and Acquisitions. In these
capacities, Mr. Kirk was responsible for
numerous transactions with industrial
companies. From 1978 to 1981, Mr. Kirk
was a manager of the Boston Consulting
Group, an international consulting firm
based in Munich, Germany, where Mr. Kirk
served as a management consultant to
several large German public corporations
and privately-owned companies. Mr. Kirk
received a Ph.D. from Oxford University
in 1973. He has been a director or
advisory board member of companies in
Germany, Switzerland, Austria, Holland
and the United States. Mr. Kirk speaks
fluent German, French and English.



                                                                             Age,               Director
Name and Occupational Description                                        June 9, 1998             Since
---------------------------------                                        ------------         ------------
Michael J. Rosenberg                                                          70              January 1998
Mr. Rosenberg has been a director of the
Company since January 1998.  From 1961 to
1996, Mr. Rosenberg was employed in
various capacities by Rosenthal &
Rosenthal, Inc., New York City, where he
ultimately became Executive Vice
President.  Prior to this, from 1959 to
1961, Mr. Rosenberg was employed by
Sterling National Bank, New York, and,
from 1958 to 1959, he worked for A.J.
Armstrong & Co., New York.  From 1953 to
1958, Mr. Rosenberg was employed by
Meinhard & Co., New York.  He is a member
of the Board of Directors of DVL, Inc.
and Magna-Labs, Inc, both NASDAQ-listed
public companies.  He has been, and
continues to be, active in numerous
charitable, philanthropic and
professional organizations, including
serving on the Boards of New York
University and the Town Hall Foundation.
From 1951 to 1953, Mr. Rosenberg served
as a First Lieutenant in the U.S. Army in
Korea, where he was decorated with the
Silver Star and the Bronze Star.  He
received his B.S. from Upsala College in
1951 and his MBA from New York University
in 1955.



                                                                             Age,                Director
Name and Occupational Description                                        June 9, 1998             Since
---------------------------------                                        ------------         ------------
Ira T. Wender.                                                                71              January 1998
Mr. Wender has been a director of the
Company since January 1998.  Mr. Wender
has been of counsel to, or a partner
with, the New York law firm of Patterson,
Belknap, Webb and Tyler from 1986 to
date. From 1971 to 1986, he was a
partner with the law firm of Wender,
Murasc and White, New York, and from 1959
to 1971, he was a partner with the law
firm of Baker & McKenzie, New York. From
1949 to 1952, and from 1954 to 1959, he
was an associate at the law firm of Lord
Day & Lord, New York. In the years 1952
to 1954, he was Assistant Director of the
Harvard Law School International Program
in Taxation. During the years 1954 to
1958, Mr. Wender was a Lecturer in
Taxation at the NYU School of Law and co-
authored "Foreign Investment and
Taxation," which was published in 1955 by
Prentice Hall. Mr. Wender received a
B.A. degree from Swathmore College in
1945, a J.D. degree from the University
of Chicago Law School in 1948, and an
L.L.M. in Taxation from the New York
University School of Law in 1951. From
1969 to 1974, Mr. Wender was Chairman of
C. Brewer & Company Ltd., Honolulu,
Hawaii (sugar production and
international agriculture), and from 1978
to 1982, he was President and Chief
Executive Officer of A.G. Becker -
Warburg Paribas Becker, Inc. (investment
banking). From 1982 to 1986, he was
Chairman of The Sussex Organization, Inc.
(investment banking), and from January
1994 to September 1994, he was Chairman
of Perry Ellis, Inc. Mr. Wender is
currently a director of The Dime Savings
Bank, New York, Refac Technology, Inc.
and United Investors Realty Trust.


               Committees and Meetings of the Board of Directors

         The Company has established standing Audit, Compensation, Nominating and Executive Committees to assist the Board of Directors in discharging its responsibilities.

         The Audit Committee reviews the Company's internal controls, the objectivity of its financial reporting and the scope and results of the auditing engagement. It meets with appropriate financial personnel of the Company and independent accountants in connection with these reviews. The Audit Committee recommends to the Board the appointment of the independent accountants, subject to ratification by the stockholders at the annual meeting, to serve as auditors for the following year in examining the corporate accounts. The Audit Committee also reviews the audit and non-audit fees of the Company's independent accountants. The independent accountants periodically meet with the Audit Committee and have access to the Audit Committee at any time. Established in January 1998, the Audit Committee held no meetings during the fiscal year ended December 31, 1997. Its members are Messrs. Cole (Chairman), Bolger and Rosenberg.

         The Compensation Committee makes recommendations to the Board of Directors with respect to the compensation of officers. Upon adoption by the Board and ratification by the stockholders, it will administer, and make recommendations for stock option grants under, the Company's Director Stock Option Plan and any Executive Stock Option Plan or other compensation plan the Company may adopt at a later date. It will determine and certify whether performance goals and other terms of agreements to be executed with certain executives have been satisfied. Its members are Messrs. Wender (Chairman), Kirk and Tebbe. Established in January 1998, the Compensation Committee held no meetings during the fiscal year ended December 31, 1997.

         The Nominating Committee advises the Board of Directors on issues relating to hiring, retaining and promoting senior management, and other key executives and personnel. Established in January 1998, the Nominating Committee held no meetings during the fiscal year ended December 31, 1997. Its members are Messrs. Kirk (Chairman), Tebbe and Wright.

         The Executive Committee advises the Board of Directors with respect to the management and affairs of the Company and reviews and analyzes special projects which may be assigned to it from time to time by the Board of Directors. Established in January, 1998, the Executive Committee held no meetings during the fiscal year ended December 31, 1997. Its members are Messrs. Wright (Chairman), Kirk and Tebbe.

         The Company's Board of Directors held four meetings during the fiscal year ended December 31, 1997.

         Shigeru Masuda and Gary Takata, Directors of the Company since its inception, resigned from the Board of Directors on October 10, 1997.

Voting Securities of Certain Beneficial Owners and Management

         The management of the Company has been informed that, as of June 9, 1998, the persons identified in the table below, including all directors, nominees for director, executive officers and all owners known to the Company of more than 5% of any class of the Company's voting securities, owned beneficially, within the meaning of Securities and Exchange Commission ("SEC") Rule 13d-3, the securities of the Company reflected in such table. Except as otherwise specified, the named beneficial owner claims sole investment and voting power as to the securities reflected in the table.

                      Beneficial Ownership of Company Stock

                                        Number of Shares of
Beneficial Owner(1)                         Common Stock          Percent of Class
----------------                        -------------------       ----------------
Gerold Tebbe(2)                              2,781,443                 61.17%

Tony Kirk(3)                                    50,000                  1.10%

All Directors and                            2,831,443                 62.27%
Officers as a group
(7 persons)(4)


---------------
(1) The address for Messrs. Tebbe and Kirk is c/o Deotexis, Inc., 885 Third Avenue, Suite 2900, New York, New York 10022-4834.

(2) Ownership includes: (i) 2,731,443 shares of Common Stock owned of record by Overton Holdings Limited, a Turks & Caicos Islands corporation wholly-owned and controlled by Gerold Tebbe, the President, Chief Executive Officer, Secretary, Treasurer and a director of the Company, and (ii) 50,000 shares of Common Stock beneficially owned by Deotexis AG, a Swiss corporation wholly-owned and controlled by Gerold Tebbe.

(3)      Mr. Kirk is a director of the Company.

(4) With the exception of Messrs. Kirk and Tebbe, none of the other directors of the Company beneficially owns any Common Stock of the Company.

Changes in Control

                  On September 30, 1997, the Company, then known by its former name, Zeron Acquisitions II, Inc. ("Zeron"), and Zeron's two controlling stockholders at the time, entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Mr. Gerold Tebbe and Overton Holdings Limited, a Turks & Caicos Islands corporation wholly beneficially owned and controlled by Mr. Tebbe ("OHL"), pursuant to which OHL agreed to buy 4,183,125 newly-issued and non-registered shares of Common Stock, $.001 par value per share, of the Company, in exchange for (i) $4,000,000 in cash from OHL, and (ii) the contribution to the Company by Mr. Tebbe, or entities owned or controlled by him, of certain patents, patent applications and associated intellectual property, in return for nominal consideration and a reservation of a 1% royalty by Mr. Tebbe on all net income recognized by the Company from the commercial exploitation of such rights. Upon the closing of the Stock Purchase Agreement, Mr. Tebbe, through OHL, beneficially owned 92% of the outstanding Common Stock of the Company. Mr. Tebbe's, and OHL's, beneficial ownership in the Company was subsequently reduced to 61.17% of the outstanding Common Stock of the Company as a result of the gift transaction and other transfers described below (see "Certain Relationships and Related Transactions -- Gift of Shares by Overton Holdings Limited" and "-- Transfer of Shares by OHL for Services Performed").

Change in Business Purpose

         The Company was originally organized with the sole purpose of identifying a suitable candidate to acquire or with which to merge, and until October 1997, its existence since its formation had been maintained with that objective in mind. Since the closing of the Stock Purchase Agreement in October 1997, and the acquisition of control of the Company by Mr. Gerold Tebbe, the Company has abandoned its prior purpose, and has been engaged in creating and acquiring the organizational capability to develop and commercialize certain patented, textile-based, controlled-release delivery systems for consumer products in certain sectors of the toiletries, cosmetics, apparel, household products and personal care products markets. The Company intends to continue to pursue this business purpose by building on its patented technology in research and development, and acquiring manufacturing and marketing resources, to become a supplier of textile-based, controlled- release delivery systems to a wide range of industry sectors.

Amendment to the Company's Articles of Incorporation

         In October 1997, a majority of the stockholders of the Company, acting pursuant to a written consent without a meeting and upon the recommendation of the Board of Directors of the Company, voted to amend the Company's Articles of Incorporation to change the Company's corporate name from "Zeron Acquisitions II, Inc." to "Deotexis, Inc."

Executive Compensation

          From its incorporation on March 6, 1992 until the present, except for
(1) certain payments of $15,000 annually to a former officer and director of the Company for the use of office space provided to the Company by that former officer and director, and (2) certain payments of $15,000 annually to another former officer and director of the Company for consulting services rendered to the Company by a firm affiliated with that former officer and director, both of which agreements were terminated in October 1997 upon the closing of the Stock Purchase Agreement, the Company has not paid any salary or other compensation to Mr. Tebbe, any other officer or director of the Company, or any other employee of the Company. Currently, other than as described below, involving contingent compensation to be paid to Mr. Tebbe in connection with his contribution to the Company of certain patents, patent applications, and related intellectual property, there is no agreement between the Company and Mr. Tebbe to compensate Mr. Tebbe for his services to the Company, and he is providing his services and expertise to the Company free of charge. During the fiscal year ended December 31, 1997, neither Gerold Tebbe, the only executive officer of the Company, nor any other director or employee of the Company, received compensation from the Company in excess of $100,000, other than that Tony Kirk, a director of the Company since January 1998, performed certain consulting services for the Company, from the period of approximately October 10, 1997 to December 31, 1997, for which the Company paid him $103,124. (See "Certain Relationships and Related Transactions -- Related Party Transactions - Consulting Fees Paid to Tony Kirk," below.)

Contingent Compensation to Gerold Tebbe

          The Company has an agreement with Gerold Tebbe, the President, Chief Executive Officer, Secretary, Treasurer and a director of the Company, to pay Mr. Tebbe 1% per annum of all net revenues recognized by the Company in connection with the commercial exploitation of the Company's patents and patent rights. The Company made this agreement with Mr. Tebbe when Mr. Tebbe, prior to becoming a director and officer of the Company, agreed to contribute his patents, patent rights and related intellectual property to the Company in connection with the execution of the Stock Purchase Agreement. The

Company has agreed with Mr. Tebbe that royalty payments under this agreement will not accrue and be payable to Mr. Tebbe unless and until the Company has recognized net income from that patent or patent right during such year, as determined in accordance with generally accepted accounting principles, as applied in the United States. The Company has agreed further that Mr. Tebbe may renegotiate the terms of such royalty compensation, in the event the current stockholders of the Company (other than OHL and other than those stockholders of the Company that received their shares of stock by gift from OHL (see "Certain Relationships and Related Transactions -- Gift of Shares by Overton Holdings Limited," below)) transfer a majority of their shares of the Company's Common Stock to persons other than the current shareholders. Currently, the Company's agreement with Mr. Tebbe is independent of his remaining in any of his positions as a director, President, Chief Executive Officer, Secretary and Treasurer of the Company. To date, the Company has not recognized any net income from any patent, patent right, or related intellectual property contributed to the Company by Mr. Tebbe, and Mr. Tebbe has not received any royalty payments from the Company.

Stock Options

         During the fiscal year ended December 31, 1997, the Company did not grant to any other party any option, warrant or similar security entitling any other party to purchase any of the Company's Common Stock or Preferred Stock.

Employment Agreements

         The Company currently does not have an employment agreement with Mr. Gerold Tebbe, the Company's only officer, though it may enter into such an agreement with him sometime in the future. In addition, the Company expects to offer employment agreements to members of senior management of the Company at the time such officers are recruited.

Compensation of Directors

         Cash Compensation. Each member of the Board of Directors will receive $20,000 annually in cash compensation for his services to the Company as a director. In addition, the Company will reimburse its directors for reasonable out-of-pocket expenses incurred in connection with attendance by the directors at meetings of the Board or any committee thereof.

         Stock Compensation. Pursuant to the 1998 Director Stock Option Plan the Board of Directors of the Company has adopted, subject to shareholder approval, the Company has agreed to grant options for $20,000 worth of the Company's Common Stock annually to each director. The exercise price of options granted pursuant to the 1998 Director Stock Option Plan will be equal to the fair market value of a share of the Company's Common Stock on the date of the grant of the option. For a more detailed description of the other terms and conditions of the 1998 Director Stock Option Plan, see "1998 Director Stock Option Plan," below.


                 Certain Relationships and Related Transactions

Gift of Shares by Overton Holdings Limited

         On February 24, 1998, Gerold Tebbe, the President, Chief Executive Officer, Secretary, Treasurer and a director of the Company, to satisfy a commitment he made to a group of 486 individuals and entities (the "Giftees") prior to his acquiring beneficial majority control of the Company through Overton Holdings Limited ("OHL"), caused OHL to gift 1,449,182 shares of the Common Stock of the Company to the Giftees. The gift of shares by OHL included a gift of (i) 50,000 shares to Deotexis AG, a Swiss corporation 100% owned and controlled by Gerold Tebbe, and (ii) 50,000 shares to Tony Kirk, a director of the Company. The 1,449,182 shares of Common Stock of the Company gifted by OHL to the Giftees represented, at the time of the gift, 34.64% of the Common Stock of the Company held by OHL, and 31.87% of the total outstanding shares of Common Stock of the Company. Following the gift of shares described above, OHL owned 2,733,943 shares of Company Common Stock, or 60.13% of the total outstanding shares of Common Stock of the Company. Following the gift of shares described above, Gerold Tebbe beneficially owned, through OHL and Deotexis AG, 2,783,943 shares of Company Common Stock, or 61.23% of the total outstanding shares of Common Stock of the Company.

Transfer of Shares by OHL for Services Performed

         In April 1998, Gerold Tebbe caused OHL to transfer 1,250 shares of Company Common Stock to each of Mr. Johann Wong and M.L.H. Quin & Co., to compensate them for work performed in connection with securing a listing for the Company's Common Stock on the Bermuda Stock Exchange. Following the transfer of the 2,500 shares described above, OHL continues to own 2,731,443 shares of Company Common Stock, or 60.07% of the total outstanding shares of Common Stock of the Company. Following the transfer of the 2,500 shares described above, Gerold Tebbe continues to beneficially own, through OHL and Deotexis AG, 2,781,443 shares of Company

Common Stock, or 61.17% of the total outstanding shares of Common Stock of the Company.

Call Option

         All of the shares of the Company's Common Stock issued and outstanding just prior to the date of closing of the Stock Purchase Agreement held or controlled by Mr. Gary Takata and Mr. Shigeru Masuda, or their respective affiliates, shall be subject to a call option (the "Call") whereby the Company will have the right, for a period of one (1) year following the date of closing of the Stock Purchase Agreement, to purchase such shares at a price of $30 per share, which price shall be adjusted to give effect to stock splits, stock dividends, recapitalizations, capital distributions, and similar events, if the closing bid price of a share of the Company's Common Stock rises to $30 or more.

Related Party Transactions

         Tebbe Royalty. As discussed above, the Company has an oral agreement with Gerold Tebbe, President, Chief Executive Officer, Secretary, Treasurer and a director of the Company, to pay Mr. Tebbe one percent (1%) per annum of all net revenues recognized by the Company in connection with the commercial exploitation of the Company's patents, patent rights and related intellectual property. The Company entered into this arrangement with Mr. Tebbe in connection with his contribution of those patents, patent rights and related intellectual property pursuant to the closing of the Stock Purchase Agreement. The Company has agreed that Mr. Tebbe may renegotiate the terms of such royalty compensation, in the event the current shareholders of the Company (other than OHL and other than the Giftees) transfer a majority of their shares of the Company's Common Stock to persons other than the current shareholders.

         The royalty compensation arrangement between the Company and Mr. Tebbe provides that no payments shall accrue and be payable to Mr. Tebbe unless and until the Company has recognized net income from that specific patent or patent right during a given fiscal year, as determined in accordance with generally accepted accounting principles, as applied in the United States. To date, the Company has not recognized any net income from any patent, patent right or related intellectual property contributed to the Company by Mr. Tebbe, and Mr. Tebbe has not received any royalty payments from the Company.

         Consulting Agreement with Tony Kirk. The Company expects, in the next two or three months, to enter into a consulting agreement with Tony Kirk, a director of the Company, pursuant to which Mr. Kirk will consult with and advise the Company with respect to the potential acquisition of an operating company in the United States or Europe. The exact provisions of this agreement have yet to be negotiated, but the Company anticipates that Mr. Kirk will be paid a fee for his consulting services, the majority of which would be payable upon the successful consummation of such an acquisition.

         Consulting Fees Paid to Tony Kirk. During the period from approximately October 10, 1997, the date on which OHL and Gerold Tebbe acquired majority control of the Company, to December 31, 1997, Tony Kirk, who became a director of the Company on January 19, 1998, performed consulting and other services for the Company, for which the Company paid him $103,124. In addition, Mr. Kirk continues to perform such services for the Company and may be paid additional amounts for consulting and other services rendered to the Company for periods subsequent to the time period described above, until the negotiation and execution of the Consulting Agreement referred to above, at which time the Consulting Agreement will control the relationship between Mr. Kirk and the Company.

         Agreement with KuW Hummel Vertriebs GmbH. Since 1993, until very recently, the Company has had an informal oral agreement with KuW Hummel Vertriebs GmbH ("Hummel"), a small manufacturing and distribution company in Germany, to produce certain of the Company's products, primarily the Deotexis Cold Scarf, in the small quantities that have been required to date for test-marketing and promotional purposes.

         On April 9, 1998, the Company and Hummel executed a License Agreement (the "Hummel License"), which provides for the following basic terms. The Hummel License grants to Hummel a non-exclusive license for Hummel to manufacture and distribute certain of the Company's products in the Federal Republic of Germany only. The license grants to Hummel the right to use Company patents relating to the Deotexis Cold Scarf and other products based on it, but licensing arrangements between the Company and Hummel with respect to other Company products will be the subject of separate licensing agreements. Hummel has the right to use the Deotexis name in its selling efforts, and is entitled to receive, without payment of any additional fee, all improvements on existing products and techniques developed by the Company that relate to the licensed products. The Hummel License obligates Hummel to contribute to the marketing and sales efforts with respect to the licensed products it manufactures, including supporting the launch and distribution of the products with advertising and the distribution of literature describing the products, and exhibiting the products at trade fairs in Germany. Deotexis products manufactured and sold by Hummel have to meet quality standards specified by the Company, and the Company has the right to verify quality at all times. In return for the grant of the Hummel License by the Company described above, Hummel has paid to the Company a one-time fee of DM 10,000. In addition, Hummel will pay to Deotexis under the Hummel License a licensing fee equal to 8% of the Net Profits generated by the sale of the licensed products, if such Net Profits are DM 5 million or less; if such Net Profits exceed DM 5 million but are less than DM 10 million, the licensing fee shall equal 7% of Net Profits; if such Net Profits exceed DM 10 million but are less than DM 20 million, the licensing fee shall equal 6% of Net Profits; and if such Net Profits exceed DM 20 million, the licensing fee shall equal 5% of Net Profits. Regardless of the Net Profits realized by Hummel under the Hummel License, Hummel shall pay to the Company a minimum annual licensing fee equal to DM 20,000 (which amount shall be pro-rated for any portion of a year that the Hummel License is in effect). "Net Profits" are defined in the Hummel License as the total invoice price rendered by Hummel to its customers for the products, less (A) trade discounts granted by Hummel and reflected on the invoice, (B) sales taxes, excise duties, charges for taking part in the German recycling program, and use taxes, (C) reimbursements by customers, and (D) reimbursements by customers of the travel expenses incurred by Hummel employees while working on a customer order, but only to the extent that a customer is actually invoiced for these amounts. Hummel is not permitted to assign its rights under the Hummel License. The duration of the license is for one (1) year, renewable automatically for an additional year unless either party gives the other ninety
(90) days notice of its intention not to renew, or unless a party has breached its obligations under the agreement. The Hummel License is governed by German law. The Hummel License provides that the Company may terminate the license granted therein if it decides in the future to grant a license or exclusive license to a large consumer products or pharmaceutical concern, which the Company may do at its discretion.

         Agreement with Gary Takata. Prior to the closing of the Stock Purchase Agreement, the Company utilized the offices of its then President and director, Mr. Gary Takata, for which Mr. Takata received an annual payment of $15,000. This arrangement with Mr. Takata was terminated upon the closing of the Stock Purchase Agreement in October 1997.

         Agreement with The Zeron Group, Inc. Prior to the closing of the Stock Purchase Agreement, the Company was party to a Consulting Agreement with The Zeron Group, Inc. ("Zeron

Group"), pursuant to which the Company paid Zeron Group $15,000 annually for consulting services. The former Chairman of the Board of Directors of the Company, Mr. Shigeru Masuda, is also the Chairman of Zeron Group. The Consulting Agreement between the Company and Zeron Group was terminated upon the closing of the Stock Purchase Agreement in October 1997.

Compliance with Section 16(a) of
the Securities Exchange Act of 1934

         The Company's directors and executive officers are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in beneficial ownership of the Company's equity securities with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company and written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1997, all filing requirements applicable to directors and executive officers were complied with, except that a Form 3 for Gerold Tebbe was filed in May 1998.


                         1998 DIRECTOR STOCK OPTION PLAN

         The Board of Directors has adopted the 1998 Director Stock Option Plan (the "Director Option Plan"), subject to stockholder approval. The Board of Directors believes that the Director Option Plan is desirable to encourage ownership in the Company by non-employee directors, whose services are considered essential to the Company's continued progress, by providing a further incentive to continue to serve as directors and, through utilization of the incentives provided by the Director Option Plan, to attract and retain experienced and qualified candidates to fill vacancies on the Board of Directors which may occur in the future.

         The Director Option Plan is set forth as Exhibit A to this Proxy Statement, and the following description is qualified in its entirety by this reference thereto.

         Under the Director Option Plan, options to purchase an aggregate of 200,000 shares of Company Common Stock may be granted from time to time to persons who are now or shall become incumbent directors and who are not, at the respective times of the grant of stock options under the Director Option Plan, employees of the Company or any subsidiary ("Eligible Directors"). Subject to stockholder approval of the Director Option Plan, on July 17, 1998, each Eligible Director shall be granted under the Director Option Plan, on May 20, 1999, and on May 20 of each year thereafter, an option to purchase $20,000 worth of Common Stock. Each option granted pursuant to the Director Option Plan shall be fully vested upon the granting thereof and, subject to the payment of the exercise price with respect thereto, shall be immediately exercisable. The per share price of a share of Common Stock, for determining how many shares will be subject to each option grant under the Director Option Plan, shall be the fair market value of a share of Common Stock on the date of grant. No fractional shares shall be issued upon exercise of any option granted under the Director Option Plan, and any resulting fraction of a share shall be rounded up to the next nearest whole share. Six incumbent directors and nominees will be eligible to participate in the Director Option Plan, if it is approved by the stockholders.

         The Director Option Plan is to be administered by the Board of Directors. The Board is generally empowered to interpret the Director Option Plan, to prescribe, amend and rescind rules and regulations relating to it and to determine the terms and provisions of the respective option agreements (which need not be identical) pursuant to which options under the Director Option Plan are granted. The per share exercise price of each option shall equal the fair market value of a share of the Common Stock on the date of grant. Upon exercise of an option, the optionee may pay the purchase price (i) with cash, (ii) by delivery of securities of the Company already owned by him, (iii) by having the Company withhold a number of shares from the exercise, equal in value to the aggregate exercise price of the options being exercised, or (iv) by any combination of (i), (ii) and (iii).

         Each option granted under the Director Option Plan will be evidenced by a written agreement in such form as the Board will from time to time approve. Options will not be transferable other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by him or her. No option granted under the Director Option Plan, or interest therein, may be transferred, assigned, pledged or hypothecated by the optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process. Notwithstanding the foregoing, the terms of any option agreement pursuant to which options are granted under the Director Option Plan, subject to certain restrictions, may permit the optionee to transfer the option to a family member, a trust established for the exclusive benefit of family members, or a partnership in which family members are the only partners.

         No option will be exercisable after the expiration of the earlier of
(i) ten years from the date of grant, (ii) three years following (x) the retirement of the optionee as a director of the Company, or (y) the failure of the optionee to be reelected a director of the Company, or (z) the total and permanent disability or death of the optionee, or (iii) six months following the resignation of the optionee as a director of the Company.

         The Board of Directors may suspend, discontinue, revise or amend the Director Option Plan provided, however, that (except for adjustments by reason of changes in the Company's corporate structure or capitalization) any change in the number of shares subject to the Director Option Plan, in the definition of the class of directors eligible to receive options under the Director Option Plan, or that will materially increase the benefits accruing to participants in the Director Option Plan, shall require approval of the stockholders. In addition, provisions of the Director Option Plan relating to eligibility, the number of shares covered by an option at its initial grant, the per share price used to determine the number of shares covered by an option at its initial grant, and the exercise price of options granted may not be amended more frequently then once every six months, except to conform the Director Option Plan to provisions of the Internal Revenue Code and ERISA.

         On June 5, 1998, there was no closing sale price, or bid or asked prices, for the Company's Common Stock reported on the National Association of Securities Dealers Over-the-Counter Electronic Bulletin
Board.

Tax Consequences

         The Company has been advised as follows regarding the federal income tax consequences applicable to the grant and exercise of options under the Director Option Plan:

         Optionees will not be taxed upon the grant of a stock option. Except as noted below, at the time of exercise of a stock option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares over the option price, and the Company generally will be entitled to a deduction in the same amount. The shares so acquired will have a basis to the optionee equal to their fair market value on, and a holding period commencing on the day after, the date of exercise. Upon the sale of a share so acquired, any gain or loss will result in a capital gain or loss measured by the difference between the optionee's basis and the amount realized on such sale, provided the share sold is a capital asset in the hands of the holder.

         If the optionee uses previously acquired shares of Common Stock to pay the exercise price of a stock option, the optionee will not ordinarily recognize taxable income to the extent that the number of new shares received upon exercise of the stock option does not exceed the number of previously acquired shares so used. If non-recognition treatment applies to the payment for option shares with previously acquired shares, the tax basis and holding period of the shares received without recognition of taxable income will be determined by reference to the basis and holding period of the shares surrendered as payment. If a greater number of shares of Common Stock is received upon exercise than the number of shares surrendered in payment of the option price, the option holder will be required to include in gross income (and the Company will be entitled to deduct) an amount equal to the fair market value of the additional shares on the date the stock option is exercised, less any cash paid for the shares, and the holding period of the additional shares will commence on the day after the exercise date.

         The Board of Directors recommends a vote FOR the adoption of the 1998 Director Stock Option Plan.


                      RATIFICATION OF SELECTION OF AUDITORS

         The stockholders are to take action upon ratification of the selection of M.R. Weiser & Co. LLP ("M.R. Weiser") as auditors of the Company for its fiscal year ending December 31, 1998. Representatives of M.R. Weiser are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions. M.R. Weiser was retained as the independent accountants for the Company in January 1998, and audited the books and records of the Company for the fiscal year ended December 31, 1997 in connection with, among other things, the preparation of the Company's 10-K for such period. Mayer Rispler & Company, P.C. was the independent accountants for the Company for the fiscal year ended December 31, 1996. Nachum Blumenfrucht, CPA was the independent accountant for the Company for the period from inception (March 6, 1992) to December 31, 1992, and for the years ended December 31, 1993, 1994 and 1995. While ratification by the stockholders of the appointment of M.R. Weiser is not required by Nevada law, by the rules and regulations of the Securities and Exchange Commission, or by the Company's Articles of Incorporation or By-laws, management of the Company believes that such ratification is desirable. If the selection of M.R. Weiser is not ratified, or prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent accountants whose selection for any period subsequent to the next annual meeting will be presented for stockholder approval at such meeting.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Stockholder proposals intended for inclusion in the Proxy Statement for the next annual meeting must be received by the Company at its principal executive offices by November 30, 1998.


                                     GENERAL

         The Board of Directors did not know of any business constituting a proper subject for action by the stockholders to be presented to the meeting other than as set forth in this Proxy Statement. However, if any other matter should properly come before the meeting, the persons named in the enclosed form of proxy intend to vote such proxy in accordance with their best judgment.

         The Company's 1997 Form 10-K Annual Report to the Securities and Exchange Commission, exclusive of exhibits, has been mailed to each stockholder with this Proxy Statement.

         The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy, the Annual Report on Form 10-K and any additional material which may be furnished to stockholders. Solicitation material will be furnished to brokers, fiduciaries and custodians to forward to beneficial owners of stock held in their names, and the Company will reimburse these organizations in accordance with the New York Stock Exchange schedule of charges for the cost of forwarding proxy material to such beneficial owners. The solicitation of proxies will also be made by the use of the mails and through direct communication with certain stockholders or their representatives by officers, directors or employees of the Company, who will receive no additional compensation therefor.

                       By Order of the Board of Directors,


                             GEROLD TEBBE, Secretary

                                                                       EXHIBIT A

                                 DEOTEXIS, INC.
                         1998 DIRECTOR STOCK OPTION PLAN
                            (as adopted by the Board
                          of Directors on May 20, 1998)


1.    Purpose

                  The purpose of this 1998 Director Stock Option Plan (the "Plan") of Deotexis, Inc. (the "Company"), is to encourage ownership in the Company by outside directors of the Company whose services are considered essential to the Company's continued progress and thus to provide them with a further incentive to continue to serve as directors of the Company. The Plan is also intended to assist the Company through utilization of the incentives provided by the Plan to attract and retain experienced and qualified candidates to fill vacancies in the Board which may occur in the future.

2.    Administration

                  The Plan will be administered by the Board of Directors (the "Board") of the Company. The Board may, upon the adoption of a resolution so providing, delegate to the Compensation Committee of the Board of Directors, or such other committee as the Board may determine, the responsibility to administer the Plan, and such committee shall have all rights and authority to administer the Plan conferred on the Board by the provisions hereof. Subject to the express provisions of the Plan, the Board will have complete authority to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms and provisions of the respective option agreements (which need not be identical) pursuant to which options under the Plan are granted; and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determinations on the matters referred to in this Section 2 will be conclusive.

3.   Participation in the Plan

                  Each person who is now or shall become an incumbent director of the Company and who is not, while serving as director, an employee of the Company or any subsidiary of the Company, shall be eligible to participate in the Plan (each, an "Eligible Director"). A director of the Company shall not be deemed to be an employee of the Company solely by reason of the existence of a consulting contract between such director and the Company or any subsidiary thereof pursuant to which the director agrees to provide consulting services as an independent consultant to the Company or its subsidiaries on a regular or occasional basis for a stated consideration.

4.   Stock Subject to the Plan

                  The stock subject to the Plan shall consist of 200,000 shares of Common Stock, $.001 par value, of the Company (the "Common Stock"). Such shares may, as the Board shall from time to time determine, be either authorized and unissued shares of Common Stock or issued shares of Common Stock which have been reacquired by the Company. If an option shall expire or terminate for any reason without having been exercised in full, the shares represented by the portion thereof not so exercised shall (unless the Plan shall have been terminated) become available for other options to be granted under the Plan.

5.   Stock Options

        A. Form of Options. Each option granted under this Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreement shall comply with and be subject to the terms and conditions set forth in the Plan.

        B. Service Options. In recognition of past and continuing service to the Company, on May 20, 1999, and on May 20 of each year thereafter, until this Plan is terminated or superceded by another director stock option plan, each Eligible Director shall be granted under the Plan an option to purchase $20,000 worth of Common Stock. Each option granted pursuant to this Section 5B (each, a "Service Option") shall be fully vested upon the granting thereof and, subject to the provisions of Sections 5G and 12, shall be immediately exercisable; provided, however, that no fractional shares shall be issued upon exercise of any Service Option and any resulting fraction of a share shall be rounded up to the next nearest whole share.

        C. Per Share Price For Determining Shares Subject to Option Grant. The per share price of a share of Common Stock, for determining how many shares will be subject to each Service Option, shall be the Fair Market Value (as defined in Section 5D below) of a share of Common Stock on the date of grant.

        D. Option Price per Share. All options granted hereunder shall be exercisable at a price per share equal to the Fair Market Value (as hereinafter defined) of a share of Common Stock on the date of the grant. For purposes of the Plan, the term "Fair Market Value" of a share of Common Stock shall mean, as of the date on which such Fair Market Value is to be determined, the closing price of a share of Common Stock as reported on the National Association of Securities Dealers Over-the-Counter Electronic Bulletin Board ("OTC-EBB") quotations (or a publication or reporting service deemed equivalent to the OTC-EBB for such purpose by the Board) for the over-the-counter market or any national securities exchange or other securities market, quotations for which are at the time included in the stock price quotations of such publication or reporting service. If no such sale is so reported for such date, Fair Market Value shall mean the average of the latest bid and asked prices so reported for such date. If no such sale is reported for such date, and no such bid and asked prices are reported for such date, Fair Market Value shall mean the daily average closing price of a share of Common Stock, reported or quoted as described above, for the 20 days prior to such date on which the Fair Market Value is to be determined, provided, that each of such 20 days shall be a day on which trading activity with respect to the Common Stock has occurred. In the event that the Board shall determine that the Fair Market Value of the stock, as determined in accordance with any of the three alternatives described above, is not representative of Fair Market Value, the Board may determine Fair Market Value in such a manner as it shall deem appropriate under the circumstances.

        E. Options Nontransferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by him or her. No option or interest therein may be transferred, assigned, pledged, or hypothecated by the optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process. Notwithstanding the foregoing, the terms of the option agreement pursuant to which the options are granted may permit the optionee to transfer the option to

                  (i) his or her spouse, children or grandchildren (referred to herein as the optionee's "Family Members"),

                  (ii) a trust or trusts for the exclusive benefit of such Family Members, or

                  (iii) a partnership in which such Family Members are the only partners.

                  Any transfer pursuant to (i), (ii) or (iii) of this Section 5E shall be subject to the following:

                           (a) there may be no consideration for any such
                  transfer,

                           (b) the option agreement pursuant to which such
                  options are granted must be approved by the Board, and must expressly provide for transferability in a manner consistent with this Section 5E, and

                           (c) subsequent transfers of transferred options shall
                  be prohibited except those in accordance with this Section 5E.

                  Following the transfer, the transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of Section 5G hereof, the term "optionee" shall be deemed to refer to the transferee. The events of death, disability, retirement, resignation and termination of service described in
Section 5F hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent and for the periods specified in Section 5F hereof.

         F. Expiration of Options. No option shall be exercisable after the expiration of the earlier of (i) ten years from the date when such option was granted, (ii) three years following (x) the retirement of the optionee as a director of the Company, (y) the failure of the optionee to be reelected a director of the Company, or (z) the total and permanent disability or death of the optionee, or (iii) six months following the resignation of the optionee as a director of the Company.

         G. Exercise of Options. Options may be exercised by the optionee only by notice to the Company, accompanied by payment of the full purchase price for the shares as to which such options are exercised. Such purchase price shall be paid in full upon any exercise of an option (i) by cash, including a personal check payable to the order of the Company, or (ii) by having the Company withhold a number of shares from the exercise, equal in value to the aggregate exercise price of the options being exercised, or (iii) by delivering at fair market value, valued as of the close of the last trading day prior to delivery, Common Stock owned by the optionee, or
(iv) by any combination of (i), (ii) and (iii). If the Company shall be advised that the exercise of an option is subject to any tax withholding, the Company may require, as a condition of exercise, that payment of the purchase price be accompanied by the applicable withholding amount, as determined by the Company.

         H. Nonstatutory Options. No option granted under the Plan shall constitute an "incentive stock option" as that term is defined in the Internal Revenue Code of 1986.

6.       Modification, Extension, and Renewal of Options

         The Board shall have the power to modify, extend or renew outstanding options and authorize the grant of new options in substitution therefor, provided that such power may not be exercised in a manner which would (i) alter or impair any rights or obligations under any option previously granted without the written consent of the optionee or (ii) adversely affect the qualification of the Plan or any other stock-related plan of the Company under Rule 16b-3 under the Securities Exchange Act of 1934, or any successor provision.

7.       Assignment

         The rights and benefits under this Plan may not be assigned and any attempted assignment of such rights and benefits shall be null and void.

8.       Limitation of Rights

         A. No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

         B. No Stockholder's Rights for Optionees. An optionee or such optionee's representative shall have no rights as a stockholder with respect to the shares covered by such optionee's option until the date of the issuance to such optionee, or such optionee's representative, of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

9.       Changes in Present Stock

                  In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Company's Common Stock, appropriate adjustment shall be made by the Board in the number and kind of shares which are or may become subject to options granted or to be granted hereunder and the per share option price to be paid therefor.

10.      Effective Date and Duration of the Plan

                  Options shall be granted under the Plan, subject to its authorization and adoption by the stockholders of the Company, at any time or from time to time after its adoption by the Board of Directors, but no option shall be exercisable under the Plan until the Plan shall have been adopted and approved at the meeting of stockholders of the Company next following adoption of the Plan by the Board. If so adopted by stockholders, this Plan shall become effective as of May 20, 1998 the date of its adoption by the Board. In the event the Plan is not so adopted by stockholders, all options which may have been theretofore granted under the Plan shall be null and void. The Plan shall terminate on May 19, 2008 (unless earlier discontinued by the Board), but such termination shall not affect the rights of the holders of any option outstanding on such date of termination.

11.      Amendment of the Plan

                  The Board may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that, without approval of the shareholders, no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the definition of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. Notwithstanding the preceding sentence, none of Sections 3, 5B, 5C or 5D shall be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, federal securities laws or rules thereunder.

12.      Compliance with Law, etc.

                  Notwithstanding any other provision of this Plan or agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

                           (i) Effectiveness of any registration or other qualification of such shares or of the Company under any state or federal law or regulation which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

                           (ii) Grant of any other consent, approval or permit
                  from any state or federal governmental agency or securities regulatory authority or self-regulatory organization which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

13.      Notice

                  Any notice to the Company required by this Plan shall be in writing addressed to the Secretary of the Company at its principal office, and shall be deemed delivered only when it is received by the Secretary.

14.      Governing Law

                  This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Nevada and construed accordingly.

                                 DEOTEXIS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    ROBERT F. WRIGHT and GEROLD TEBBE, and each of them, each with full power of substitution, hereby are authorized to vote, by a majority of those or their substitutes present and acting at the meeting or, if only one shall be present and acting, then that one, all of the shares of Deotexis, Inc. that the undersigned would be entitled, if personally present, to vote at its 1998 annual meeting of stockholders, to be held on July 17, 1998, and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side hereof and in the notice of annual meeting and the proxy statement.

ELECTION OF DIRECTORS--NOMINEES:

DAVID F. BOLGER, AUBREY L. COLE, TONY KIRK, MICHAEL J. ROSENBERG, GEROLD TEBBE, IRA T. WENDER AND ROBERT F. WRIGHT

                 PLEASE COMPLETE, DATE AND SIGN ON REVERSE SIDE
                              AND RETURN PROMPTLY

/X/  Please mark your votes as in the example at left.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

(1)        Election of Directors                             FOR ALL                   AUTHORITY WITHHELD
                                                             NOMINEES                  AS TO ALL NOMINEES
                                                               / /                            / /

            For, except vote withheld for the following nominee(s):

--------------------------------------------------------------------------------

(2)        Ratification and approval of the 1998 Director Stock Option Plan                   For      Against    Abstain
                                                                                              / /        / /        / /

(3)        Selection of M.R. Weiser & Co., LLP as auditors                                    For      Against    Abstain
                                                                                              / /        / /        / /

                                                  NOTE: Please sign exactly as
                                                  your name appears hereon. If
                                                  the named holder is a
                                                  corporation, partnership or
                                                  other association, please sign
                                                  its name and add your name and
                                                  title. When signing as an
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please also give
                                                  your full title. If shares are
                                                  held jointly, ALL holders
                                                  should sign.

                                                  ------------------------------

                                                  ------------------------------

                                                  Signature(s)          Date